Exhibit 99.1

Willow Grove Bank

First Financial Bank

Two great community banks.....
One great customer experience!

Willow Grove Bancorp, Inc.
(NASDAQ: WGBC)

Cohen Brothers Conference
March 14, 2006

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Contents

- Our background
- Key drivers
- Financial highlights

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____

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The Chester Valley Transformation - Lending

June 30, 2001
(in millions)

18%
40%
16%
14%
12%
Residential
Construction
Commercial R.E.
Commercial Business
Consumer

June 30, 2005
(in millions)

11%
28%
17%
25%
19%
Residential
Construction
Commercial R.E.
Commercial Business
Consumer

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The Chester Valley Transformation - Deposits

June 30, 2001
(in millions)
20%
21%
59%
DDA/NOW MMA/SAV CDs

June 30, 2005
(in millions)
26%
34%
40%
DDA/NOW MMA/SAV CDs

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The Chester Valley Transformation – Fee Income

CAGR 18.64%
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$1,723
$1,911
$2,837
$3,073
$3,414
Jun-01
Jun-02
Jun-03
Jun-04
Jun-05

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Willow Grove Bancorp, Inc.

Financial Review

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Diverse Loan Portfolio

06/30/05
28%
20%
4%
16%
32%
Commercial RE
Construction
C&I
Home Equity & Consumer
Residential RE

12/31/05
24%
17%
13%
23%
23%
Commercial RE
Construction
C&I
Home Equity & Consumer
Residential RE

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Diverse Deposit Portfolio

06/30/05
22%
40%
14%
24%
CD's
DDA
Savings
MMDA

12/31/05
27%
34%
11%
28%
CD's
DDA
Savings
MMDA

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Total Assets

Assets
$1,500
$1,000
$500
$0
$845
$922
$959
$1,606
$1,577
Jun-03
Jun-04
Jun-05
Sep-05
Dec-05

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Loans

Loans Receivable, Net
$1,000
$750
$500
$250
$0
$444
$414
$524
$584
$1,046
$1,053
Jun-02
Jun-03
Jun-04
Jun-05
Sep-05
Dec-05

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Net Income

Net Income
0.25
0.20
0.15
0.10
0.05
0.00
$0.21
$0.13
$0.18
$0.15*
$0.27
Q205
Q305
Q405
Q106
Q206

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Margin & Interest Spread

Margin
4.0%
2.0%
0.0%
3.6%
3.2%
3.3%
3.5%
3.8%
Jun-03
Jun-04
Jun-05
Sep-05
Dec-05

Interest Spread
4.0%
2.0%
0.0%
2.9%
2.7%
2.9%
3.3%
3.7%
Jun-03
Jun-04
Jun-05
Sep-05
Dec-05

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Willow Grove Bank
&
First Financial Bank
Two great community banks.....
One great customer experience!

Thank You!

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[LOGO]	Two great community banks.....
One great customer experience!
[LOGO]

Willow Grove Bancorp, Inc.

(NASDAQ: WGBC)

Cohen Brothers Conference

March 14, 2006

[GRAPHIC]	Safe Harbor Statement

The information contained in this presentation may contain forward- looking statements (as defined in the Securities Exchange Act of 1934 and the regulations thereunder) which are not historical facts or as to Willow Grove Bancorp, Inc. management’s intentions, plans, beliefs, expectations or opinions. Forward-looking statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “could,” “may,” “likely,” “probably” or “possibly.” These statements include, but are not limited to, statements regarding plans, objectives and expectations with respect to future operations and statements regarding future performance. Such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of Willow Grove Bancorp and its management, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Uncertainties regarding the integration of Chester Valley’s operations and the anticipated cost savings, among other factors, could cause actual results to differ materially from the anticipated results expressed in the forward-looking statements. Other factors that may affect the Company’s future operations are discussed in the documents filed by Willow Grove Bancorp with the Securities and Exchange Commission (“SEC”) from time to time, including the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2005. Additional factors that may cause the results referenced in forward-looking statements to differ from actual results include general economic conditions and the interest rate yield curve, changes in deposit flows, changes in credit quality and legislative and regulatory changes, among other things. Copies of these documents may be obtained from Willow Grove Bancorp upon request without charge (except for the exhibits thereto) or can be accessed at the website maintained by the SEC at http://www.sec.gov. Willow Grove Bancorp undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

CBC Presentation 03/14/06

Contents

•      Our background

•      Key drivers

•      Financial highlights

Organization History

1909-Willow Grove Bank founded

2002-Initial IPO

2003-Establish Willow Grove Insurance Agency, LLC

2004-Establish Willow Grove Investment Corporation

2005-Acquired Chester Valley Bancorp Inc.

Holding Company Structure

Willow Grove Bancorp, Inc.

NASDAQ: WGBC

Willow Grove Bank	Philadelphia Corporation for Investment Services

• Savings Bank • 28 Full Service Offices • $1.6 billion in Assets* • $1.0 billion in Deposits* • First Financial Investments, Inc. • Willow Grove Investment Corp. • Willow Grove Insurance Agency	• Full Service Broker-Dealer • Registered Investment Advisor

* As of 12/31/05

Deep Management Team, Track Record of Success

Name	Function	Age	Years in Fin. Serv.	Prior Institutions
Donna M. Coughey	President & CEO	56	34	Chester Valley, Mellon, Marine Midland

Joseph T. Crowley, CPA	CFO & Treasurer	44	21	Chester Valley, Applied Card, Crusader Holding Co., KPMG

Ammon J. Baus	Chief Credit Officer	56	35	Fleet, PNC, First Fidelity

G. Richard Bertolet	Chief Lending and Sales Officer	58	37	Chester Valley, Mellon

John Powers	Regional President – Willow Grove Division	55	38	Sun East FCU, Western Savings Bank

Colin N. Maropis	Regional President – First Financial Division	53	29	Chester Valley, Sun Life of Canada

Our Strategic Advantage - Combination

•      Alliance of Willow Grove and Chester Valley created a super regional bank with a retail and commercial franchise in three of the most affluent and expanding counties in the Pennsylvania region. The combination resulted in the following benefits.

•      Three of the most attractive markets in Pennsylvania

•      Deep and talented management team with the ability to complete the transformation of the balance sheet and income statement to that of a commercial bank

•      Cost synergies that drive significant accretion in earnings per share

•      Ability to cross-sell an expanded product set to a larger geographic footprint of affluent customers

The Combined Franchise Footprint

Strong branch network with room for franchise expansion

between First Financial and Willow Grove Divisions

[GRAPHIC]

Willow Grove Division

1      Dresher

2      Hatboro

3      Holland

4      Huntingdon Valley

5      Maple Glen – Main Office

6      North Wales

7      Philadelphia – Bustleton

8      Philadelphia – Rhawnhurst

9      Philadelphia – Somerton

10    Roslyn Valley

11    Southampton

12    Warminster

13    Warminster – Kmart Plaza

14    Willow Grove

First Financial Division

15    Airport Village

16    Avondale

17    Brandywine Square

18    Coatesville

19    Devon

20    Downingtown – Main Office

21    Eagle

22    Exton – Lionville

23    Frazer – Malvern

24    Kennett Square

25    Oxford – Late-2006

26    Thorndale

27    West Chester

28    Westtown

Target Market Demographics

			Percent Financial Product Potential
Source: ESRI BIS 2005	Percent of Households	5 Year Growth Rate	Deposits	Investments	Mortgage	Non- Mortgage
Bucks County
Affluent	43.9	33.9	77.2	69.4	21.2	0.01
Middle Class	25.1	-12.3	11.1	24.0	63.6	59.1
Mass Market	19.3	-22.3	8.8	6.1	11.0	31.4
Lower Market	11.7	-22.9	2.9	0.5	4.2	9.5

Chester County
Affluent	51.1	35.4	82.5	75.6	27.0	0.01
Middle Class	21.2	-13.5	8.4	18.9	57.9	57.3
Mass Market	17.2	-22.4	6.9	5.1	11.0	32.7
Lower Market	10.5	-23.1	2.2	0.4	4.1	10.0

Montgomery County
Affluent	47.1	29.6	79.2	72.8	24.1	0.01
Middle Class	22.3	-12.2	9.4	20.9	59.9	56.8
Mass Market	19.0	-25.0	8.6	5.8	11.5	32.9
Lower Market	11.6	-24.9	2.8	0.5	4.4	10.3

Aggregate Business Deposit Potential ($000) by Annual Sales

County	Total Deposits	< $250 M	$250 M – $500 M	$500 M – $1.0 MM	$1.0 MM – $2.5 MM	$2.5 MM – $5.0 MM	$5.0 MM – $10.0 MM	$10.0 MM – $25.0 MM
Bucks	866,096	190,126	108,536	97,393	159,998	141,538	168,505	227,876
Chester	763,013	136,658	81,170	91,061	156,580	132,999	164,544	247,696
Montgomery	1,463,643	293,668	175,580	156,428	279,538	263,508	294,921	456,652

Aggregate Business Loan Potential ($000) by Annual Sales

County	Total Long Term Debt	< $250 M	$250 M – $500 M	$500 M – $1.0 MM	$1.0 MM – $2.5 MM	$2.5 MM – $5.0 MM	$5.0 MM – $10.0 MM	$10.0 MM – $25.0 MM
Bucks	2,251,145	534,264	324,902	263,184	394,305	343,734	390,755	536,515
Chester	1,691,865	361,777	223,554	246,742	326,777	257,807	275,207	420,963
Montgomery	3,682,623	822,163	521,976	444,117	684,863	619,897	589,605	1,006,500

Key Drivers of the Combined Strategic Plan

•      Duplicate the process to transform Chester Valley

•      Diversify and grow the loan portfolio

•      Expand business and retail core deposits

•      Maximize non-interest revenue

•      Optimize the use of technology

•      Achieve efficiencies

•      Full system utilization

The Chester Valley Transformation - Lending

June 30, 2001	June 30, 2005
(in millions)	(in millions)

[CHART]	[CHART]

Small Business Commercial Loan Growth

(in thousands)

	06/30/01	06/30/05
Outstandings	$3,171	$28,860
CAGR	—	73.69%

# of loans	45	405

The Chester Valley Transformation - Deposits

June 30, 2001	June 30, 2005
(in millions)	(in millions)

[CHART]	[CHART]

The Chester Valley Transformation — Fee Income

[CHART]

Comprehensive Wealth Management

•      Shift focus to higher margin personal trust clients

•      Private banking division utilizing financial planning

•      Continued cross-sell between Trust, PCIS and Private Banking

Optimizing the use of Technology

•      System conversion complete

•      100% check imaged with web access

•      Systems integration on every workstation

•      National lock box system

•      Efficiency through system utilization

[GRAPHIC]	[GRAPHIC]

Willow Grove Bancorp, Inc.

Financial Review

Most Recent Quarter

	2Q FY2005		2Q FY2006		% Change

Net Income	$2.0	mil	$3.9	mil	+93.3%

Total Assets	$959.3 (6/30/05)	mil	$1.6	bil	+64.5%

EPS	$0.21		$0.27		+28.6%

Avg. Interest Rate Spread	2.90%		3.72%		+82	bps

Net Interest Margin	3.29%		3.80%		+51	bps

Diverse Loan Portfolio

•      Loan portfolio is spread evenly between Commercial & Residential Real Estate, Construction, C&I, and Home Equity & Consumer Loans

06/30/05	12/31/05

[CHART]	[CHART]

Diverse Deposit Portfolio

•      Deposits diversified across Savings, Money Market, CD and DDA accounts

06/30/05	12/31/05

[CHART]	[CHART]

Total Assets

Assets

[CHART]

Loans

Loans Receivable, Net

[CHART]

Net Income

Net Income

[CHART]

*Note: September 2005 figures for net income represent first quarter results, adjusted for special non recurring charges and the operating results of Chester Valley Bancorp for only one month.

Margin & Interest Spread

Margin	Interest Spread

[CHART]	[CHART]

Conclusion

•      Full service, community bank serving the most attractive banking market in Pennsylvania

•      Integration of Chester Valley on schedule, seeing cost benefits and product cross selling opportunities already

•      Headquarter moved to King of Prussia, central to both franchises, plan to expand branch footprint

•      Diverse loan and deposit portfolios

•      Achieved record net income and EPS in 2Q FY 2006

•      Improvement in net interest margin and interest rate spread

Thank You!